As filed with the Securities and Exchange Commission on December 8, 2004

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): December 8, 2004


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                    1-5706                  58-0971455
-------------------------------    ----------------------   --------------------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                     Identification  No.)

             8000 Tower Point Drive, Charlotte, NC             28227
            ----------------------------------------          --------
            (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (704) 321-7380
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.    OTHER EVENTS

On December 8, 2004, the Company announced that it has agreed to pay certain legal expenses, subject to a cap, incurred by an ad hoc group of holders of the Company's preferred stock. This group purports to own approximately 71% of the outstanding shares of the Company's preferred stock and the Company anticipates undertaking discussions with the group concerning the allocation of consideration that would be paid to the holders of the Company's preferred and common stock if the previously announced proposed merger of the Company is consummated. A copy of the Company's press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits.

              EXHIBIT NO.     DESCRIPTION
              -----------     -----------

                 99.1 Press Release of Metromedia International Group, Inc., dated December 8, 2004

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METROMEDIA INTERNATIONAL GROUP, INC.


                                  By:  /s/ HAROLD F. PYLE, III
                                       -----------------------------------
                                        Name:  Harold F. Pyle, III
                                        Title: Executive Vice President
                                               Finance, Chief Financial
                                                 Officer and Treasurer

Date: December 8, 2004
Charlotte, NC




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                                  EXHIBIT INDEX

EXHIBIT      DESCRIPTION
-------      -----------
99.1         Press Release of Metromedia International Group, Inc. dated
             December 8, 2004

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